GRANITESHARES ETF TRUST

GRANITESHARES FUND	TICKER SYMBOL
GRANITESHARES 2x LONG MARA DAILY ETF	MRAL
GRANITESHARES 2x LONG MSTR DAILY ETF	MSTP
GRANITESHARES 2x LONG SMCI DAILY ETF	SMCL

SUPPLEMENT DATED MARCH 27, 2026

TO THE SUMMARY PRSPECTUSES, PROSPECTUS, AND SATEMENT OF ADDITIONAL INFORMATION (“SAI”)

dated OCTOBER 24, 2025

After the close of the markets on April 30, 2026 (the “Payable Date”), the Funds will effect a reverse split of their issued and outstanding shares as follows:

Fund Name	Ticker	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
GraniteShares 2x Long MARA Daily ETF	MRAL	1 for 10	90%
GraniteShares 2x Long MSTR Daily ETF	MSTP	1 for 20	95%
GraniteShares 2x Long SMCI Daily ETF	SMCL	1 for 20	95%

Effective after the close of markets on the Payable Date, each Fund’s CUSIP will change as noted in the table below:

Fund Name	Current CUSIP	New CUSIP
GraniteShares 2x Long MARA Daily ETF	38747R 538	38747T 583
GraniteShares 2x Long MSTR Daily ETF	38747R 397	38747T 591
GraniteShares 2x Long SMCI Daily ETF	38747R 660	38747T 575

The reverse share splits will apply to shareholders of record as of the close of the NASDAQ Stock Market (the “NASDAQ”) on April 30, 2026 (the “Record Date”), and payable after the close of the NASDAQ on the Payable Date. Shares of the Funds will begin trading on the NASDAQ on a reverse split-adjusted basis on May 1, 2026 (the “Ex-Date”). On the Ex-Date, the opening market value of each Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse share split. However, the per share net asset value (“NAV”) and opening market price on the Ex-Date will be approximately either ten-times higher (MRAL) or twenty-times higher (MSTP and SMCL).

The table below illustrates the effect of a hypothetical one-for-ten reverse split anticipated for the Fund:

1-for-10 Reverse Split

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	500	$2.00	$1,000
Post-Split	50	$20.00	$1,000

The table below illustrates the effect of a hypothetical one-for-twenty reverse split anticipated for the Fund:

1-for-20 Reverse Split

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	1,000	$1.00	$1,000
Post-Split	50	$20.00	$1,000

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of each Fund’s shares and maintains a record of each Fund’s record owners.

Redemption of Fractional Shares and Tax Consequences of the Reverse Split

As a result of the reverse split, a shareholder of a Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the NASDAQ. Thus, each Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Effective Date. Such redemption may have tax implications for those shareholders and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split will not result in a taxable transaction for holders of Fund shares. No transaction fee will be imposed on shareholders for such redemption.

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Investors Should Retain This Supplement for Future Reference